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                                                                    EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-79003 of Rubio's Restaurants, Inc. on Form S-8 of our report dated February 15, 2001 appearing in this Annual Report on Form 10-K of Rubio's Restaurants, Inc., for the year ended December 31, 2000.



San Diego, California
March 29, 2001